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                                                                    EXHIBIT 23.2

                       [LETTERHEAD OF KPMG PEAT MARWICK LLP]




                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Tennant Company:


     We consent to the use of our reports and incorporated herein by reference.

/s/ KPMG PEAT MARWICK LLP
MINNEAPOLIS, MINNESOTA
MAY 1, 1998